UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street

Chicago, Illinois 60607

(Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value of $0.01 per share	CBOE	CboeBZX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 28, 2026 (the “Effective Date”), Cboe Exchange, Inc. (“Cboe”), a subsidiary of Cboe Global Markets, Inc. (the “Company”), entered into a Master License Agreement (the “MLA”) and a certain Order No. 1-1 (“Order 1”) and Order No. 2-1 entered into thereunder (“Order 2” and, together with the MLA and Order 1, the “Agreement”) with S&P Opco, LLC and certain of its affiliates (collectively, “S&P”), pursuant to which the parties have agreed to extend, supersede, continue, expand and replace certain rights, licenses and obligations of each party presently provided for pursuant to the Restated License Agreement, dated November 1, 1994, between Cboe and S&P Dow Jones Indices LLC (as amended). The Agreement shall be effective from the Effective Date until December 31, 2051.

In consideration for certain updated license fees (which shall take effect from January 1, 2027) to be calculated on a per-contract basis, the Agreement provides for the extension of the grant of (a) certain rights and licenses from S&P to Cboe and its affiliates to exclusively use the S&P 500 index and certain S&P marks set forth in Order 1 to (i) create, issue, list, trade, clear and settle standardized option contracts on Cboe’s markets in the United States and (ii) market and promote such standardized option contracts, and (b) certain cross-licenses and other rights from each party to the other party in and to certain intellectual property to derive, maintain, publish, calculate and disseminate certain Volatility Indices, BuyWrite Indices and Variance Indicators set forth in Order 2, including, in the case of Cboe, in connection with the creation, issuing, listing, trading, clearing and settling of standardized option contracts and other financial products.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the MLA, Order 1 and Order 2, which are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 7.01. REGULATION FD DISCLOSURE.

On September 29, 2026, the Company and S&P Dow Jones Indices LLC issued a joint press release, and the Company individually issued a press release, in connection with the entry into of the Agreement described in Item 1.01 of this Current Report on Form 8-K. Copies of the press releases are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and are not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number	Description
10.1 +*	Master License Agreement, dated as of September 28, 2026, by and between Cboe Exchange, Inc. and S&P Opco, LLC (and, solely for purposes of Section 13.4 thereof, S&P Dow Jones Indices LLC and DJI Opco, LLC)

10.2 +*	Order No. 1-1 to the Master License Agreement, dated as of September 28, 2026, by and between Cboe Exchange, Inc. and S&P Opco, LLC

10.3 +	Order No. 2-1 to the Master License Agreement, dated as of September 28, 2026, by and between Cboe Exchange, Inc. and S&P Opco, LLC

99.1	Press Release issued by Cboe Global Markets, Inc. on September 29, 2026

99.2	Press Release issued by Cboe Global Markets, Inc. and S&P Dow Jones Indices LLC on September 29, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

+ Portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K because they both (i) are not material and (ii) contain the type of information that the Company customarily and actually treats as private or confidential. Such omitted information is indicated by brackets with three asterisks “[***]” in this exhibit.

* Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K. Such omitted information is indicated by brackets with one asterisk “[*]” in this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.

By:	/s/ Jill M. Griebenow
Jill M. Griebenow
Executive Vice President and Chief Financial Officer

Dated: September 29, 2026